SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

PureSafe Water Systems, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-30544
(State or other jurisdiction of incorporation)	(Commission File Number)

25 Fairchild Avenue – Suite 250, Plainview, NY	11803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 208-8250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01.	Regulation FD Disclosure.

See attached Press Release, dated June 18, 2009.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 18, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSafe Water Systems, Inc.

Date: June 18, 2009
By: /s/ Leslie Kessler
Leslie J. Kessler, President